Exhibit 10.3

Execution Version

ASSIGNMENT, ASSUMPTION AND AMENDMENT

OF

DIRECTOR DESIGNATION AGREEMENT

Dated December 29, 2022

THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”), dated December 29, 2022, is made by and among Sitio Royalties Corp. (f/k/a Snapper Merger Sub I, Inc.), a Delaware corporation (the “New Sitio”), STR Sub Inc. (f/k/a Sitio Royalties Corp.; f/k/a Falcon Minerals Corporation; f/k/a Osprey Energy Acquisition Corp.), a Delaware corporation (the “Former Sitio”), and each of the undersigned set forth on the signature page hereto under the heading “Principal Stockholders” (the “Principal Stockholders”) and amends the Director Designation Agreement (the “Director Designation Agreement”), dated January 11, 2022, by and between Former Sitio and the Principal Stockholders. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Director Designation Agreement.

WHEREAS, on September 6, 2022, Former Sitio entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Brigham Minerals, Inc. (“Brigham”), Brigham Minerals Holdings, LLC, Sitio Royalties Operating Partnership, LP, New Sitio, Snapper Merger Sub IV, Inc., Snapper Merger Sub V, Inc. (“Sitio Merger Sub”) and Snapper Merger Sub II, LLC, providing for the combination of Former Sitio and Brigham;

WHEREAS, pursuant to the Merger Agreement, on the date hereof, Sitio Merger Sub merged with and into Former Sitio (the “Merger”), with Former Sitio surviving as a direct wholly owned subsidiary of New Sitio;

WHEREAS, in connection with the Merger, Former Sitio desires to assign all of its right, title and interest in the Director Designation Agreement to New Sitio and New Sitio wishes to accept such assignment; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.	Assignment and Assumption; Consent.

1.1.

Assignment and Assumption. As of and with effect on and from the Closing (as defined in the Merger Agreement, the “Closing”), Former Sitio hereby assigns to New Sitio all of Former Sitio’s right, title and interest in and to the Director Designation Agreement (as amended hereby); New Sitio hereby assumes, and agrees to perform and satisfy all of Former Sitio’s obligations under the Director Designation Agreement (as amended hereby) arising on, from and after the Closing.

1.2.

Consent. The Principal Stockholders hereby consent to (i) the assignment of the Director Designation Agreement by Former Sitio to New Sitio and the assumption of the Director Designation Agreement by New Sitio from Former Sitio, in each case effective as of the Closing, and (ii) the continuation of the Director Designation Agreement (as amended by this Agreement), in full force and effect from and after the Closing.

2.	Amendment of Director Designation Agreement. Effective as of the Closing, Former Sitio and the Principal Stockholders hereby amend the Director Designation Agreement as provided in this Section 2.

2.1.	References to the “Company”. All references to the “Company” in the Director Designation Agreement shall be references to New Sitio.

2.2.

References to “Class A Common Stock”. All references to “Class A Common Stock” in the Director Designation Agreement shall be references to Class A common stock, par value $0.0001 per share, of New Sitio.

2.3.

References to “Class C Common Stock”. All references to “Class C Common Stock” in the Director Designation Agreement shall be references to Class C common stock, par value $0.0001 per share, of New Sitio.

2.4.	Notice Clause. The address of Former Sitio under Section 4.1 of the Director Designation Agreement is hereby deleted and replaced with the following:

Sitio Royalties Corp.

1401 Lawrence Street, Suite 1750

Denver, Colorado 80202

Attention: Brett Riesenfeld

Email: brett.riesenfeld@sitio.com

3.	Miscellaneous Provisions. Sections 4.2, 4.3, 4.5, 4.6, 4.7 and 4.9 of the Director Designation Agreement shall apply to this Agreement, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SITIO ROYALTIES CORP.

By:
Name:
Title:

STR SUB INC.

By:
Name:
Title:

[Signature Page to Assignment, Assumption and Amendment Agreement]

PRINCIPAL STOCKHOLDERS:

[•]

By:
Name:
Title:

[Signature Page to Assignment, Assumption and Amendment Agreement]